Exhibit 99.2

USE THIS GREEN LETTER OF TRANSMITTAL IF YOU WISH TO PARTICIPATE IN THE EXCHANGE OFFER BUT DO NOT WISH TO CONSENT TO THE PROPOSED AMENDMENTS,

IF YOU WISH TO CONSENT TO THE PROPOSED AMENDMENTS, AS DESCRIBED BELOW,

YOU SHOULD SUBMIT THE BLUE LETTER OF TRANSMITTAL AND CONSENT. YOU WILL

NOT RECEIVE THE CONSENT FEE IF YOU USE THIS FORM.

LETTER OF TRANSMITTAL

TO TENDER

8% Senior Subordinated Notes due 2011 of

THE TITAN CORPORATION

That Have Not Been Registered Under the Securities Act of 1933 for

Registered 8% Senior Subordinated Notes due 2011

PURSUANT TO THE PROSPECTUS DATED FEBRUARY 9, 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 12,
2004 (THE “EXPIRATION DATE”), UNLESS EXTENDED. YOUR ABILITY TO WITHDRAW
TENDERED NOTES IS LIMITED, AS DESCRIBED IN THE PROSPECTUS.

The Exchange Agent for the Exchange Offer is:

Deutsche Bank Trust Company Americas

Deliver to:

By Courier	By Hand	By Mail
DB Services Tennessee, Inc. Corporate Trust and Agency Services; Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211 Attn: Karl Shepherd	Deutsche Bank Trust Company Americas c/o The Depository Trust Clearing Corporation 55 Water Street, 1st Floor Janette Park Entrance New York, NY 10041	DB Services Tennessee, Inc. Reorganization Unit P.O. Box 292737 Nashville, TN 37229-2737

By Facsimile: (eligible institutions only) (615) 835-3701

For Information: (800) 735-7777

For Confirmation by Telephone: (615) 835-3572

Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

Delivery of this Letter of Transmittal (this “Letter of Transmittal”) to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

If you wish to tender for exchange your unregistered 8% Senior Subordinated Notes due 2011 (the “Outstanding Notes”) of The Titan Corporation (the “Company”), for an equal aggregate principal amount of the Company’s registered 8% Senior Subordinated Notes due 2011 (the “Exchange Notes” and, together with the Outstanding Notes, the “Notes”), pursuant to the exchange offer, without consenting to the proposed amendments to the indenture and the registration rights agreement relating to the Notes (collectively, the “Proposed Amendments”), you must validly tender (and not withdraw) your Outstanding Notes to Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), the Exchange Agent (the “Exchange Agent”), prior to the Expiration Date. By tendering your Outstanding Notes and delivering this Letter of Transmittal, you are NOT consenting to the Proposed Amendments.

Please contact Morrow & Co., Inc., the Information Agent for this exchange offer and consent solicitation, if you have any questions relating to the procedures for tendering Outstanding Notes or delivering consents to the Proposed Amendments. You may also contact the Information Agent to obtain additional copies of this Letter of Transmittal or the accompanying prospectus. You may contact the

Information Agent at the address and telephone numbers shown on the back cover of this Letter of Transmittal.

Signatures must be provided.

Please read the accompanying instructions carefully before

completing this Letter of Transmittal

This Letter of Transmittal and instructions hereto and the prospectus, dated February 9, 2004 (the “Prospectus”), of The Titan Corporation (the “Company”) and Lockheed Martin Corporation (“Lockheed Martin”) constitute the Company’s offer (the “Exchange Offer”) to exchange its Exchange Notes for its Outstanding Notes, and solicitation (the “Consent Solicitation”) of consents (the “Consents”) from registered holders of Notes (“Holders”) for the consideration set forth in the Prospectus to the Proposed Amendments to (a) the Indenture, dated May 15, 2003, among the Company, certain of its domestic subsidiaries, as guarantors (the “Guarantors”), and the Trustee, pursuant to which the Outstanding Notes were issued (the “Indenture”), and (b) the Registration Rights Agreement, dated as of May 15, 2003, by and among the Company, the Guarantors and the initial purchasers of the Outstanding Notes (the “Registration Rights Agreement”).

Titan is soliciting Consents to the Proposed Amendments to satisfy Titan’s obligations under a merger agreement, dated as of September 15, 2003 and as amended February 6, 2004, relating to the proposed merger of Titan with a wholly-owned subsidiary of Lockheed Martin. The proposed merger is conditioned on, among other things, receipt of Consents to the Proposed Amendments from holders of at least a majority in aggregate principal amount of Outstanding Notes (the “Requisite Consents”).

These Proposed Amendments seek to release the subsidiaries of Titan that are currently Guarantors under the Indenture and remove most of the restrictive covenants and reporting requirements contained in the Indenture. In addition, Titan is seeking your consent to provide for the termination of the Registration Rights Agreement. Holders of Outstanding Notes who return their Consent prior to the Consent Fee Deadline will receive a consent fee in an amount equal to 1.0% of the principal amount of the Outstanding Notes held by the holder (the “Consent Fee”) if the Requisite Consents are received and the proposed merger is completed. In addition, Lockheed Martin is offering to fully and unconditionally guarantee Titan’s obligations under the Indenture if the Requisite Consents are obtained and the proposed merger is completed.

Titan intends to complete the Exchange Offer even if the proposed merger is not completed. If the proposed merger is not completed for any reason, the Proposed Amendments will not become operative, Lockheed Martin will not become a guarantor of the Notes and consenting Holders will not receive a Consent Fee. If the proposed merger is completed and the Proposed Amendments become operative, Lockheed Martin will become a guarantor of the Notes.

USE THIS GREEN LETTER OF TRANSMITTAL ONLY IF YOU WISH TO TENDER YOUR NOTES IN THE EXCHANGE OFFER WITHOUT CONSENTING TO THE PROPOSED AMENDMENTS IN THE CONSENT SOLICITATION. IF YOU WISH TO TENDER YOUR NOTES AND CONSENT TO THE PROPOSED AMENDMENTS, PLEASE COMPLETE, SIGN AND DATE THE BLUE LETTER OF TRANSMITTAL INSTEAD.

This Letter of Transmittal is to be used by Holders of Notes if certificates representing Notes are to be physically delivered to the Exchange Agent herewith by such Holders.

Holders who are tendering by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) can tender Outstanding Notes without delivering Consents through DTC’s Automated Tender Offer Program (“ATOP”), for which the Exchange Offer and the Consent Solicitation will be eligible. DTC participants that are accepting only the Exchange Offer must transmit their acceptance of the terms of the Exchange Offer to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. In the course of transmitting their acceptance, the DTC participants will be asked whether or not the underlying Holders wish to Consent to the Proposed Amendments. Following receipt of each acceptance and election regarding the Proposed Amendments, DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. The Agent’s Message shall state that DTC has received an express acknowledgment from the DTC participant tendering Outstanding Notes on behalf of the Holder that such DTC participant (a) has received and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal and that the Company may enforce such agreement against such participant and (b) does not consent to the Proposed Amendments. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter of Transmittal by the DTC participant identified in the Agent’s Message. Accordingly, this Letter of Transmittal need not be completed by a Holder tendering through ATOP.

If the Exchange Offer is withdrawn or otherwise not completed, the Exchange Notes will not be issued to Holders who have validly tendered their Outstanding Notes. If the Exchange Offer is not completed, any tendered Outstanding Notes will be returned.

Holders who validly tender their Outstanding Notes in the Exchange Offer pursuant to this Letter of Transmittal will NOT have delivered Consents to the Proposed Amendments by such tender. The Exchange Offer is made upon the terms and subject to the conditions set forth in the Prospectus and herein. Holders should carefully review the information set forth therein and herein.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and the Consent Solicitation.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed.

This Letter of Transmittal is to be completed by holders of Outstanding Notes if Outstanding Notes are to be forwarded herewith. No alternative, conditional or contingent tender of Outstanding Notes will be accepted. A tendering holder, by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such holder’s Outstanding Notes for purchase.

Holders of Outstanding Notes whose certificates for such Outstanding Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “Procedures for Tendering Outstanding Notes and Delivering Consents—Guaranteed Delivery Procedures” in the Prospectus.

DESCRIPTION OF TENDERED OUTSTANDING NOTES

Name(s) and Address(es) of Registered Owner(s)	Certificate
as it Appears on the 8% Senior Subordinated	Number(s)	Aggregate Principal
Notes due 2011	of Outstanding	Amount of Outstanding
(Please Fill in, if Blank)	Notes	Notes Tendered

Total Principal Amount of Outstanding Notes Tendered

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to The Titan Corporation, a Delaware corporation (the “Company”), the Outstanding Notes, pursuant to the Company’s offer of $1,000 principal amount of the Exchange Notes, in exchange for each $1,000 principal amount of the Outstanding Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Exchange Offer”). By delivering this Letter of Transmittal, the undersigned is not consenting to the proposed amendments to the indenture and registration rights agreement relating to the Outstanding Notes that are the subject of the Company’s concurrent consent solicitation, and the undersigned agrees and acknowledges that it will not receive any consent fee upon completion thereof.

With respect to the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to take such further action as may be required in connection with the delivery, tender and exchange of the Outstanding Notes.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT THE COMPANY RESERVES THE RIGHT NOT TO ACCEPT TENDERED OUTSTANDING NOTES FROM ANY TENDERING HOLDER IF THE COMPANY DETERMINES, IN ITS SOLE AND ABSOLUTE DISCRETION, THAT SUCH ACCEPTANCE COULD RESULT IN A VIOLATION OF APPLICABLE SECURITIES LAWS OR ANY APPLICABLE INTERPRETATION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION.

The undersigned hereby represents and warrants that the undersigned accepts the terms and conditions of the Exchange Offer, has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and that when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus with respect to the Exchange Offer.

The undersigned recognizes that, as described in the Prospectus, the Company may, in its sole and absolute discretion, subject to applicable law, at any time and from time to time: (i) delay the acceptance of the Outstanding Notes for exchange; (ii) terminate the Exchange Offer if one or more specific conditions have not been satisfied, (iii) extend the Expiration Date of the Exchange Offer and (iv) waive any condition or otherwise amend the terms of the Exchange Offer in any respect.

Unless the box under the heading “Special Registration Instructions” is checked, the undersigned hereby represents and warrants that:

(i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned and any beneficial owner of the Outstanding Notes (a “Beneficial Owner”);

(ii) neither the undersigned nor any Beneficial Owner is engaging in or intends to engage in a distribution of such Exchange Notes;

(iii) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

(iv) if the undersigned or any Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

(v) if the undersigned or any Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

(vi) the undersigned and each Beneficial Owner acknowledges and agrees that any person who is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities Exchange Commission (the “Commission”) set forth in certain no-action letters;

(vii) the undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (vi) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Outstanding Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission; and

(viii) neither the holder nor any Beneficial Owner is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act, of the Company. Upon request by the Company, the undersigned or Beneficial Owner will deliver to the Company a legal opinion confirming it is not such an affiliate.

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, the undersigned acknowledges that such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

The undersigned agrees that all authority conferred or agreed to be conferred by the Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Unless otherwise indicated in the “Special Delivery Instructions” below, please deliver Exchange Notes in the name of the undersigned and send Exchange Notes to the undersigned at the address shown below the signature of the undersigned. The undersigned recognizes that the Company has no obligation pursuant to the “Special Delivery Instructions” to transfer any Outstanding Notes from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

SPECIAL DELIVERY INSTRUCTIONS

(See Instruction 1)

To be completed ONLY IF the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

Mail ☐ Issue ☐ (check appropriate boxes) certificates to:
Name:
(Please Print)
Address:

(Including Zip Code)

(Tax Identification or Social Security Number)
DTC Account Number:

SIGNATURE

To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Outstanding Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.

X

X

Signature(s) of Registered Holder(s) or Authorized Signature

Dated:

Names(s):

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No:

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)

(Name of Eligible Institution Guaranteeing Signatures)

(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

PLEASE READ THE FOLLOWING INSTRUCTIONS,

WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Guarantee Of Signatures. Signatures on this Letter of Transmittal or any notice of withdrawal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an “eligible guarantor institution” within the meaning of Rule 17Ad-15 promulgated under the Exchange Act (an “Eligible Institution”) unless the box entitled “Special Registration Instructions” or “Special Delivery Instructions” above has not been completed or the Outstanding Notes described above are tendered for the account of an Eligible Institution.

2. Delivery Of Letter Of Transmittal And Outstanding Notes. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or manually signed facsimile hereof) duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the front page of this Letter of Transmittal and tendered Outstanding Notes must be received by the Exchange Agent at such address prior to 5:00 p.m., New York City time, on the Expiration Date; provided, however, that book-entry transfers of Outstanding Notes may be affected in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures For Tendering Outstanding Notes.” If the beneficial owner of any Outstanding Notes is not the registered holder, then such person may validly tender such person’s Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. Letters of Transmittal of Outstanding Notes should be delivered only by hand or by courier, or transmitted by mail, and only to the exchange agent and not to the company or to any other person.

The method of delivery of outstanding notes and the Letter of Transmittal and all other required documents to the exchange agent is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the exchange agent before the expiration date. No Letter of Transmittal or Outstanding Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies, or nominees to effect the above transactions for such holders.

If a holder desires to tender Outstanding Notes and such holder’s Outstanding Notes are not immediately available or time will not permit such holder to complete the procedures for book-entry transfer on a timely basis or time will not permit such holder’s Letter of Transmittal and other required documents to reach the Exchange Agent on or before the Expiration Date, such holder’s tender may be effected if:

(a) such tender is made by or through an Eligible Institution;

(b) on or prior to the Expiration Date, the Exchange Agent has received a facsimile from such Eligible Institution of a properly completed and duly executed letter of transmittal or a facsimile of a duly executed letter of transmittal and a duly executed notice of guaranteed delivery substantially in the form hereof by telegram, telex, fax transmission, mail or hand delivery, setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes (except in the case of book-entry tenders) and the principal amount of Outstanding Notes tendered and stating that the tender is being made by guaranteed delivery and guaranteeing that, within three New York Stock Exchange, Inc., or NYSE, trading days after the date of execution of the notice of guaranteed delivery, a duly executed Letter of Transmittal, or facsimile thereof, together with the certificate representing the Outstanding Notes (in proper form for transfer), unless the book-entry transfer procedures are to be used, and any other documents required by this Letter of Transmittal and Instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) This Letter of Transmittal, or a manually signed facsimile hereof, and Outstanding Notes, in proper form for transfer (or a book-entry confirmation with respect to such Outstanding Notes, as the case may be), and all other required documents are received by the Exchange Agent within three NYSE trading days after the date of execution of the notice of guaranteed delivery.

3. Withdrawal of Tenders. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of outstanding notes to be effective, a holder must follow the procedures set forth in the Prospectus under the caption “Procedures for Tendering Outstanding Notes and Delivering Consents – Withdrawal Rights.”

4. Signature on Letter Of Transmittal, Bond Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the Outstanding Notes without any change whatsoever.

If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any Outstanding Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

When this Letter of Transmittal is signed by the registered holder(s) specified herein and tendered hereby, no endorsements of such Outstanding Notes or separate bond powers are required. If, however, Exchange Notes are to be issued, or any untendered principal amount of Outstanding Notes are to be reissued to a person other than the registered holder, then endorsements of any Outstanding Notes transmitted hereby or separate bond powers are required.

If this Letter of Transmittal is signed by a person other than a registered holder of any Outstanding Notes listed in the Letter of Transmittal, such Outstanding Notes must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder’s name appears on such Outstanding Notes.

If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

5. Special Issuance And Delivery Instructions. Tendering holders should indicate in the applicable box the name and address to which Exchange Notes and/or substitute Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

6. Taxpayer Identification Number and Substitute Form W-9. Federal income tax law generally requires that each tendering holder provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to 28% of the reportable payments made with respect to the Exchange Notes and a $50 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, corporations and certain foreign individuals) are generally not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each holder tendering Outstanding Notes must provide such holder’s correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) such holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

If the holder tendering Outstanding Notes does not have a taxpayer identification number, such holder should consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for instructions on applying for a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the holder tendering Outstanding Notes does not provide such holder’s taxpayer identification number to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder’s taxpayer identification number to the Exchange Agent. Note: Writing “Applied For” on the form means that the holder tendering Outstanding Notes has already applied for a taxpayer identification number or that such holder intends to apply for one in the near future.

If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which taxpayer identification number to report.

Exempt holders tendering Outstanding Notes (including, among others, corporations and certain foreign individuals) are generally not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering Outstanding Notes must enter its correct taxpayer identification number in Part I of the Substitute Form W-9, write “Exempt” in Part 2 of such form and sign and date the form. See the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, “Certificate of Foreign Status,” signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

The Exchange Agent reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

7. Transfer Taxes. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection with that tender or exchange, unless the “Special Delivery Instructions” in this Letter of Transmittal have been completed. If the “Special Delivery Instructions” have been completed, the amount of any transfer taxes (whether imposed on the holder(s) or such other person indicated on that box) payable on account of the transfer will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

9. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Outstanding Notes either before or after the Expiration Date. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although we intend to notify holders of defects or irregularities with respect to tenders of Outstanding Notes for exchange, neither the Company, the Exchange Agent, nor any other person is under any duty to give notification of such defects or irregularities and neither the Company, the Exchange Agent, nor any other person shall incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date unless the Exchange Offer is extended.

11. Requests for Assistance or Additional Copies. Requests for assistance may be directed to the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal or from the tendering holder’s broker, dealer, commercial bank, trust company or nominee. Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent.

PAYOR’S NAME: DEUTSCHE BANK TRUST COMPANY AMERICAS

SUBSTITUTE FORM W-9 Department Of The Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	TIN (Social Security Number(s) or Employer Identification Number(s))
Part 2—for payees exempt from backup withholding please write “exempt” here (see instructions)
Payor’s Request For Taxpayer Identification Number (“TIN”)

Part 3—CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
Signature: Date: , 2003

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

You Must Complete the Following Certificate

if you wrote “Applied For” in Part 1 of the Substitute Form W-9.

  CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, the payor is required to withhold 28% of all cash payments made to me thereafter until I provide a number.

Signature:                                                                               Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Information Agent

Titan has appointed Morrow & Co., Inc. as Information Agent for the exchange offer and consent solicitation. Questions and requests for assistance, requests for additional copies of this prospectus or of the letters of transmittal should be directed to the Information Agent at the following address and telephone number:

Morrow & Co., Inc. 445 Park Avenue New York, New York 10022	Banks and Brokerage Firms: (800) 654-2468 Bondholders: (800) 607-0088

Dealer-Manager and Solicitation Agent

Titan has appointed Credit Suisse First Boston LLC as Dealer-Manager and Solicitation Agent for the consent solicitation. Questions and requests for assistance may also be directed to the Dealer-Manager and Solicitation Agent at the address and phone number listed below:

Credit Suisse First Boston LLC

Eleven Madison Avenue

New York, New York 10010

(212) 325-2000